COMMON STOCK WARRANT

ORTEC INTERNATIONAL, INC.

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED. THE WARRANT EVIDENCED HEREBY IS NON- TRANSFERABLE.

Right to Purchase 1,105,100

Shares of Common Stock

Ortec International, Inc., a Delaware corporation (the "Company") hereby certifies that, for value received, Cambrex Bio Science Walkersville, Inc., a Delaware corporation ("CBSW" or a “Holder”), is entitled, on the terms set forth below, to purchase from the Company at any time during the period commencing on July 1, 2006 (the "Exercisability Date") and ending on the three (3) year anniversary thereof, One Million One Hundred Five Thousand and One Hundred (1,105,100) fully paid and nonassessable shares of the common stock, par value $0.001 per share (the "Warrant Shares"), of the Company, at a price of $0.75 per share, subject to adjustments as provided below (the "Purchase Price"). As used herein, the term "Stock" shall mean the Company's presently authorized common stock or any stock into or for which such common stock may hereafter be converted or exchanged prior to or concurrent with the exercise of this Warrant.

1.	Exercise of Warrant.

(a)	Exercisability of the Warrant. This Warrant will become exercisable on the Exercisability Date.

(b)

Full Exercise. This Warrant may be exercised by the Holder at any time during the period commencing on the Exercisability Date and ending upon its expiration for the full number of Warrant Shares by surrendering this Warrant and the Notice of Exercise attached hereto as Exhibit A properly endorsed to the Company's principal office, accompanied by payment in cash, by check or by wire transfer in an amount equal to the product of the Purchase Price and the number of Warrant Shares indicated on the face of this Warrant.

(c)

Taxes. The Company will not be required to pay any tax imposed in connection with any transfer involved in the issuance of a Warrant or a certificate for shares of Stock in any name other than that of the original holder hereof, and in such case, the Company will not be required to issue or deliver any stock certificate or warrant until such tax is paid.

2.	Representations and Covenants of the Holder.

This Warrant has been issued by the Company in reliance upon the following representations and covenants of the Holder:

(a)

Investment Purpose. The Stock issuable upon exercise of the Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

(b)

Private Issue. The Holder understands (i) that the Stock issuable upon exercise of this Warrant is not registered under the Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 2.

(c)	Disposition of Holder's Rights. This Warrant and all rights hereunder are non-transferable.

The Stock issuable upon exercise of this Warrant is non-transferable, except in accordance with the terms of this provision. Notwithstanding the foregoing, the restrictions imposed upon the transferability of shares of the Stock shall terminate as to any particular share of Stock when (1) the transfer of such security shall have been effectively registered under the Act and transferred by the Holder thereof in accordance with such registration, or (2) such security shall have been sold without registration in compliance with Rule 144 under the Act or (3) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the Stock issuable upon exercise of this Warrant may be sold pursuant to Rule 144(k), the restrictions imposed herein shall terminate, the Holder or holder of a share of Stock issued upon exercise of this Warrant as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Stock not bearing any restrictive legend.

(d)

Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

(e)

Risk of No Registration. The Holder understands that if a registration statement covering the transfer of the Stock under the Act is not in effect when it desires to sell the Stock issuable upon exercise of this Warrant, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of Stock issuable upon exercise of this Warrant which might be made by it in reliance upon Rule 144 under the Act may be made only in accordance with the terms and conditions of that Rule.

3.

Delivery of Stock Certificates on Exercise. Promptly after the exercise of this Warrant and the payment of the Purchase Price pursuant to Section 1 (b), the Company will issue to the Holder or upon the order of the Holder hereof, a certificate or certificates for the number of whole shares of Stock to which the Holder is entitled; provided, however, that (i) the Holder shall have furnished to the Company at the time of such exercise a signed Investment Representation Statement substantially in the form attached hereto as Exhibit B and (ii) the Company will place on each certificate the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT.

Furthermore, the Company will place on each certificate any legend required by any applicable state blue sky law.

4.

Adjustment for Dividends in Other Stock or Property; Reclassifications. The Purchase Price and the number and type of Warrant Shares and/or other property issuable upon exercise of this Warrant shall be appropriately and proportionately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization, any corporate reorganization or other similar event affecting the number or character of outstanding Warrant Shares, so that the number and type of securities and/or other property issuable upon exercise of this Warrant shall be equal to that which would have been issuable with respect to the number of Warrant Shares subject hereto at the time of such event, had such Warrant Shares then been outstanding.

5.

Certificate as to Adjustments. In each case of an adjustment in the Purchase Price or in the shares of Stock or other stock, securities or property receivable on the exercise of the Warrant, the Company, at its expense, will compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which the adjustment is based. The Company will mail a copy of each such certificate to the Holder of the Warrant outstanding at that time.

6.

Notices of Record Date. In case (i) the Company takes a record of the holders of its Stock (or other stock or securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for any purchase any shares of stock of any class or any other securities; or (ii) of any capital reorganization of the Company, any reclassification of the common stock of the Company, any consolidation or merger of the Company with or into another corporation, including, without limitation, any Merger or Consolidation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or (iii) of any voluntary dissolution" liquidation or winding-up on the Company; then, in each such case: The Company will mail or cause to be mailed to each Holder of a Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and time, if any is to be fixed as of which the holders of record of Stock (or such other stock or securities at the time receivable upon the exercise of the Warrant) will be entitled to exchange their shares of Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up, and in the case of a reorganization, consolidation, merger or conveyance, the fair market value of such securities or other property as determined by the Board of Directors of the Company. Such notice shall be mailed at least ten (10) days prior to the date specified therein; provided, however, that in the event of a Merger or Consolidation the Company shall use its best efforts to provide such notice in accordance with Section 11 below at least twenty- one (21) days prior to the closing date of such Merger or Consolidation and, in any event, shall provide such notice in accordance with Section 11 below at least fifteen (15) days prior to such closing date.

7.

Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all such shares of Stock and other stock, or such other stock, securities and property as from time to time are receivable upon the exercise of the Warrant.

8.

Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company at its expense, will issue a replacement warrant in substantially identical form to this Warrant.

9.

Registration. (a) If CBSW exercises this Warrant and purchases Warrant Shares hereunder (“Registrable Securities”), the Company shall use its best efforts to notify CBSW in writing at least 20 days before filing any registration statement under the Act for purposes of effecting an underwritten public offering by the Company of securities of the Company (excluding registration statements relating to any employee benefit plan or a corporate merger, acquisition or reorganization) and will afford CBSW an opportunity to include in such registration statement all or any part of the Registrable Securities then held by CBSW. CBSW desiring to include in any such registration statement all or any part of the Registrable Securities held by CBSW shall, within 10 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities CBSW wishes to include in such registration statement. If CBSW decides not to include all of its Registrable Securities in any such registration statement filed by the Company, CBSW shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. CBSW’s rights to include any Registrable Securities in any offering under this section are subject in all events to the ability of the managing underwriter for such offering to exclude some or all of the Registrable Securities requested to be registered on the basis of a good faith determination that inclusion of such securities might adversely affect the success of the offering or otherwise adversely affect the Company; provided, however, that no Registrable Securities shall be excluded from any such offering if any securities of the Company other than Registrable Securities are included in such offering for resale by any person other than the Company. Any such exclusion shall be pro rata among all holders who have requested to sell Registrable Securities in such registration.

(b)

If a registration statement under which the Company gives notice under this section is for an underwritten offering, then the Company shall so advise CBSW. In such event, the right of CBSW’s Registrable Securities to be included in a registration pursuant to this Section shall be conditioned upon CBSW participation in such underwriting and the inclusion of CBSW’s Registrable Securities in the underwriting to the extent provided herein. CBSW proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting and shall furnish such information and documents as the Company or the managing underwriter or underwriters may reasonably request. Notwithstanding any other provision of this Agreement, if the managing underwriter determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude Registrable Securities from the registration and the underwriting, pro rata among all Holders who have requested to sell Registrable Securities in such registration; provided, however, that no Registrable Securities shall be excluded from any such offering if any securities of the Company other than Registrable Securities are included in such offering for resale by any person other than the Company. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw such Holder’s Registrable Securities therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

11.

Notices. Any notices, demand, offer, request or other communication required or permitted to be given by either the Company or a Holder (collectively, a "Notice") pursuant to the terms of this Agreement, if delivered to the Holder, shall be sent to the following address:

If to CBSW:

Cambrex Bio	Science Walkersville, Inc.
8830 Biggs Ford Road
Walkersville, MD 21893
Attention: Vice President

Fax No. 301-845-6099

With a copy to:
Cambrex Corporation
One Meadowlands Plaza
East Rutherford, NJ 07073
Attention: Corporate Secretary

Fax No. 201-804-9851

If to Company:
Ortec International, Inc.
3960 Broadway
New York, NY 10032
Attention: Chief Executive Officer

Fax: 212-740-2570

or at such other addressed provided to the Company or such other address as a party may request by notifying the other in writing.

Any notice shall be delivered in writing. Any such Notice shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one (1) business day after being deposited with an overnight courier service and (v) four (4) days after being deposited in the U.S. mail, First Class with postage prepaid.

12.

Change; Waiver. Neither this warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.

No Fractional Shares or Script. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make cash payment therefore upon the basis of the Purchase Price then in effect.

14.	No Rights as Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of this Warrant.

15.	Headings. The headings in this Warrant are for purposes of reference only and shall not be deemed to constitute a part hereof.

16.            Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

17.            Governing Law. This Warrant is delivered in the State of Delaware and shall be construed in accordance with and governed by the laws of such state.

18.

Confidentiality; No Public Disclosure. The terms and conditions of this Warrant are confidential. Neither party shall make any public disclosure concerning the terms and conditions of this Warrant without the prior written consent of the other party, except as required by the rules and regulations of the securities and Exchange Commission, the Nasdaq National Market or any other applicable stock exchanges.

Dated:	February 13, 2006 ____________

ORTEC INTERNATIONAL, INC.

/s/ Alan W Schoenbart___

Signature of Authorized Signatory

Alan W. Schoenbart, CFO

Agreed and	CAMBREX BIO SCIENCE WALKERSVILLE, INC.
Accepted:

/s/ Shawn P. Cavanagh

Signature of Authorized Signatory

Shawn P. Cavanagh, S.V. P. & G.M.

Print Name and Title

EXHIBIT A

NOTICE OF EXERCISE

TO: ORTEC INTERNATIONAL, INC.

1. The undersigned hereby elects to purchase __________ shares of Common Stock of Ortec International, Inc. pursuant to the terms of the attached Warrant.

2.	Exercise (Please initial the blank):

•

The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any. Please issue a certificate, or certificates representing said shares of stock, in the name of the undersigned or in such other name as are specified below

_________________

(Name)

__

_

(Address)

3.

The undersigned represents that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

_

Name of Warrantholder

_

Signature of Authorized Signatory

_

Print Name and Title